                               PART B


                        LINDNER INVESTMENTS

                STATEMENT OF ADDITIONAL INFORMATION

                                for
                          INVESTOR SHARES
                                and
                        INSTITUTIONAL SHARES
                                 of
                   LINDNER ASSET ALLOCATION FUND
                       LINDNER LARGE-CAP FUND
                       LINDNER SMALL-CAP FUND
                        LINDNER UTILITY FUND
                    LINDNER MARKET NEUTRAL FUND

                                and

                          INVESTOR SHARES
                                 of
                     LINDNER OPPORTUNITIES FUND
                LINDNER GOVERNMENT MONEY MARKET FUND


This Statement of Additional Information ("Statement of Additional Information" or "SAI") is not a Prospectus and should be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated October 15, 1999, which incorporates this SAI by reference (i.e., legally makes this a part of the Prospectus). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing Lindner Investments at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105, or by calling (800) 995-7777.

The Annual Report to Shareholders of Lindner Investments for the fiscal year ended June 30, 1999, which has been distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference. Copies of this Annual Report will be provided without charge with this Statement of Additional Information.





                          October 15, 1999

                         TABLE OF CONTENTS

                                                                  PAGE

LINDNER INVESTMENTS AND THE FUNDS                                   3
      Lindner Investments                                           3
      The Funds                                                     3
DEFINITIONS                                                         3
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                    4

      Lindner Asset Allocation Fund                                 4
      Lindner Large-Cap Fund                                        5
      Lindner Small-Cap Fund                                        6
      Lindner Utility Fund                                          6
      Lindner Market Neutral Fund                                   7
      Lindner Government Money Market Fund                          8
      Investment Policies and Restrictions                         10
      Common Investment Techniques and Types of Securities         12
      General; Portfolio Turnover                                  20
MANAGEMENT OF THE TRUST                                            20
      Compensation                                                 22
      Code of Ethics                                               22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                23
INVESTMENT ADVISORY AND OTHER SERVICES                             24
      Controlling Persons                                          24
      Services Provided by Adviser                                 24
      Adviser Compensation                                         25
      Subadviser (Government Money Market Fund)                    28
      Transfer Agent                                               29
      Administrator                                                30
      Distribution and Service Plan                                31
      Custodians and Independent Auditors                          32
BROKERAGE ALLOCATION                                               32
PURCHASE, REDEMPTION AND PRICING OF SECURITIES                     34
      All Funds Other Than Government Money Market Fund            35
      Government Money Market Fund                                 35
ADDITIONAL PERFORMANCE INFORMATION                                 36
      All Funds Other Than Government Money Market Fund            36
      Government Money Market Fund                                 37
FINANCIAL STATEMENTS                                               38
CERTAIN OTHER MATTERS                                              39
      Liability of Trustees and Others                             39
      Description of Series and Shares                             39
      Registration Statement                                       40
APPENDIX--DESCRIPTION OF BOND RATINGS                              41

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
                 LINDNER INVESTMENTS AND THE FUNDS

LINDNER INVESTMENTS

Lindner Investments (the "Trust") is an unincorporated business trust organized under the laws of Massachusetts under a Declaration of Trust dated July 20, 1993. The Declaration of Trust permits the Board of Trustees of Lindner Investments to issue an unlimited number of full and fractional shares of beneficial interest, to create an unlimited number of series of shares and to create an unlimited number of classes of one or more series of shares. Each series, or fund, of the Trust represents a separate portfolio of securities and other assets with its own investment objectives and policies. The assets and liabilities of each fund belong only to, and are borne only by, that particular fund and no other fund. The Trust presently offers shares of beneficial interest in seven separate series: Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund, Lindner Government Money Market Fund and Lindner Opportunities Fund (the "Funds").

THE FUNDS

Each Fund is classified as an open-end, no-load management investment company under the 1940 Act, commonly known as a "mutual fund." Each Fund is a "diversified" mutual fund, which means that with respect to 75% of a Fund's total assets, that Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

                            DEFINITIONS

For purposes of this Statement of Additional Information, the reader should assume that the terms defined below have the meanings indicated, unless the context requires otherwise.

"Administration Agreements" means the Administrative Service Agreement dated as of May 20, 1996 and the Administration Agreement dated as of July 23, 1999, each of which is between the Trust and the Adviser, which pertain to the Government Money Market Fund and the Opportunities Fund, respectively, together with any amendments.

"Adviser" or "Lindner Management" means Lindner Asset Management, Inc., a corporation organized and existing under the laws of the State of Michigan, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"Advisory Contracts" means the Advisory and Service Contracts dated as of September 23, 1993, December 29, 1994, and June 28, 1995, the
Advisory Contracts dated as of May 20, 1996, and April 1, 1998, and the Advisory Agreement dated as of July 23, 1999, each of which is between the Trust and the Adviser, together with any amendments.

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

"Agency Agreements" means the Agency Agreement, dated September 23, 1993, as amended, and the Transfer Agency Agreements dated as of May 20, 1996, April 1, 1998 and July 23, 1999, each of which is between the Trust and Lindner Management, together with any amendments.

"Class" means either the class of Investor Shares or the class of Institutional Shares of each Fund other than the Government Money Market Fund and the Opportunities Fund.

"Fund" means each of Lindner Asset Allocation Fund, Lindner Large-Cap Fund, Lindner Small-Cap Fund, Lindner Utility Fund, Lindner Market Neutral Fund, Lindner Government Money Market Fund and Lindner
Opportunities Fund, each of which has been established by the Trust a separate series.

"Prospectus" means the Prospectus of the Trust dated October 15, 1999.

"Trust" means Lindner Investments, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, having its principal offices at 7711 Carondelet Avenue, P.O. Box 11208, St. Louis, Missouri 63105.

"1940 Act" means the federal Investment Company Act of 1940, as amended.

          INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objectives of each Fund are described below. Differences in investment objectives and policies and practices among the Funds, differences in the degree of acceptable risk, tax considerations and the judgment of the portfolio manager are among the factors that can be anticipated to affect the investment return of each Fund. As a result of such differences, the performance results of each Fund may differ even though more than one Fund may utilize similar investment techniques. Each Fund's investment objective is a fundamental investment policy and may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

LINDNER ASSET ALLOCATION FUND

The investment objective of the Asset Allocation Fund is to produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Index or on passbook savings accounts. Capital appreciation is a secondary investment objective. To pursue this goal, the Asset Allocation Fund may invest in any type or class of security without regard to market capitalization size. Under normal market conditions, the Asset Allocation Fund will invest in common stocks, fixed income securities, securities convertible into common stocks (such as warrants and preferred stocks) and cash equivalent securities. The Asset Allocation

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
Fund normally invests 45% to 60% of its total assets in common stocks and securities convertible into common stocks, 25% to 50% of its total assets in fixed income securities and up to 30% of its total assets in cash equivalent securities. These securities may be sold in unregistered "private placements" to qualified institutional buyers ("Rule 144A Securities").

The Adviser selects common stocks for the Asset Allocation Fund primarily for the purpose of providing long-term capital growth, and invests predominantly in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings. The Asset Allocation Fund will invest the fixed income portion of its investments in a range of interest-paying debt securities, including corporate bonds, notes, debentures and asset-backed securities, obligations issued or guaranteed by the U.S. government or its agencies and securities representing interests in pools of mortgages issued or guaranteed by the U.S. government or its agencies. Up to 35% of the Asset Allocation Fund's total assets may be invested in debt securities that are rated below investment grade or are unrated ("junk bonds"). See "Common Investment Techniques and Securities - High Risk, High Yield, Lower-Rated Debt Securities." In addition to securities of U.S. companies, the Asset Allocation Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in securities issued by real estate investment trusts and it may invest a portion of its assets to purchase put options for hedging purposes.

The cash equivalent securities of the Asset Allocation Fund normally consist of short-term obligations (with maturities of 18 months or less) consisting of domestic and foreign commercial paper, variable rate master demand notes, bankers' acceptances, certificates of deposit issued by domestic banks or domestic branches of foreign banks, obligations issued by the U.S. government or its agencies and repurchase agreements. The Asset Allocation Fund may also invest a portion of its assets in securities issued by other investment companies.

For temporary defensive or emergency purposes, the Asset Allocation Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER LARGE-CAP FUND

The investment objective of the Large-Cap Fund is long-term capital appreciation through investments in common stocks or securities convertible into common stock. The production of current income is a secondary investment objective. To pursue this goal, under normal circumstances the Large-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of large capitalization U.S. companies, which are those that have a market capitalization in the range of the Russell 1000 Index. At March 31, 1999, this range of capitalization was from $1.45 billion to $456 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach. The Large-Cap Fund generally invests in between 50 to 400 U.S. companies that are diversified across sectors. The Large-Cap Fund has tended to emphasize, or overweight, certain sectors that the Adviser believes offer greater potential for growth of capital at the time, such as financial services, technology and energy stocks. These weightings may change from time to time. The Large-Cap Fund may borrow money from banks to use for investment purposes (a practice know as "leverage"), which may increase the risk of loss to investors in declining market situations.

When selecting securities for the Large-Cap Fund, the Adviser blends quantitative and fundamental financial analyses to identify companies with strong cash flows, secure market franchises and revenue growth that is among the highest for the particular industry. A strong balance sheet and strong management are other factors that the Adviser considers. In addition to securities of U.S. companies, the Large-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs), in debt securities and it may invest a portion of its assets to purchase put options for hedging purposes. The Large-Cap Fund also may invest a portion of its assets in Rule 144A Securities and in equity securities issued by real estate investment trusts.

For temporary defensive or emergency purposes, the Large-Cap Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Large-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER SMALL-CAP FUND

The investment objective of the Small-Cap Fund is capital appreciation. The production of current income is a secondary investment objective.
To pursue this goal, under normal circumstances the Small-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of U.S. small capitalization companies, which are those having a market capitalization in the range of the Russell 2000 Index. At March 31, 1999, this range of capitalization was from $216 million to $1.44 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach.

When choosing stocks, the Adviser uses both fundamental and quantitative financial analyses to identify companies with outstanding management, substantial cash flows, potential for revenue growth in both existing and new markets and a potential for some catalyst or factor to cause the stock's price to rise. The Fund generally invests in between 25 and 100 companies that are diversified across many industries, and it may invest substantially in certain selected sectors which the Adviser believes will offer better opportunities for

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
capital growth at the time. The Fund is diversified across sectors. In addition to securities of U.S. companies, the Small-Cap Fund may invest a portion of its assets in securities of foreign companies (including
ADRs) and in debt securities (including up to 20% of its assets in junk bonds), in Rule 144A Securities, in equity securities issued by real estate investment trusts and it may invest a portion of its assets to purchase put options for hedging purposes.

For temporary defensive or emergency purposes, the Small-Cap Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Small-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER UTILITY FUND

The Utility Fund's investment objective is to produce a current income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary investment objective.
To pursue this goal, under normal circumstances the Utility Fund will invest at least 65% of its total assets in common stocks, securities convertible into common stocks, and nonconvertible preferred stocks and bonds issued by domestic and foreign regulated public utility companies, including gas, electric, telecommunications, cable television, water and energy companies ("Utilities"), and in companies that are in businesses related to such Utilities, such as suppliers of raw materials. Some of these securities may be Rule 144A Securities and up to 35% of the Utility Fund's total assets may be invested in junk bonds.

The Utility Fund may invest in securities not currently paying dividends or interest if the Adviser believes that the company will begin or resume paying dividends or interest in the foreseeable future. The Adviser looks for Utilities that it believes are undervalued for identifiable reasons not considered to be fundamental, and Utilities that are believed to have long-term growth prospects substantially better than the economy as a whole. In addition to securities of Utilities, the Utility Fund may invest a portion of its assets to purchase put options for hedging purposes.

For temporary defensive or emergency purposes, the Utility Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Utility Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER MARKET NEUTRAL FUND

The investment objective of the Market Neutral Fund is long-term capital appreciation in both bull and bear markets while maintaining minimal exposure to general equity market risk by always having both long and short positions in equity securities issued by U.S.

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
companies. Long positions will be held in those securities that the Adviser has identified as undervalued and short positions will be held in equity securities that the Adviser has identified as overvalued. To pursue this goal, the Market Neutral Fund will invest substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating. Some of these securities may be Rule 144A Securities. The Market Neutral Fund may borrow money from banks to use for investment purposes (a practice know as "leverage"), which may increase the risk of loss to investors in declining market situations.

By taking long and short positions in different securities with similar characteristics, the Market Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. The Adviser will determine the size of each long and short position in analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Market Neutral Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors.

The Market Neutral Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Market Neutral Fund is different from an investment in 3-month U.S. Treasury Bills because U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, have a fixed rate of return and a short duration and have minimal risk of losing capital. In addition, the short selling activities of the Market Neutral Fund will accelerate the recognition of gains for federal income tax purposes because any gains on short sales are short-term capital gains for tax purposes, taxable at ordinary income tax rates. This may increase the income taxes paid by shareholders of the Market Neutral Fund.


For temporary defensive or emergency purposes, the Market Neutral Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Market Neutral Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER OPPORTUNITIES FUND

The investment objective of the Opportunities Fund is long term capital growth. To pursue this goal, the Opportunities Fund will focus its investments in common stocks, and securities convertible into common stocks, of U.S. companies that have been selected for their growth prospects relative to their valuations, without regard to market capitalization size. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks of companies with small,

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
medium or large capitalizations, or a combination of both types, depending on the Adviser's judgment as to which styles or sectors are currently in favor or are about to come into favor. The Adviser will seek out those companies it believes have superior management and are favorably situated to produce above-average earnings growth over time while maintaining enough cash to finance future growth in their businesses. Investments are carefully monitored and may emphasize those industries or sectors that the Adviser believes will offer more favorable opportunities in light of changing economic, social and political conditions or trends. The Adviser will also seek investment opportunities in companies involved in prospective acquisitions, reorganizations, spin-offs, consolidations and liquidations. In addition, the Adviser will look for opportunities in turn-around situations and in securities it believes to be priced substantially lower than their intrinsic value. The Adviser does not place any emphasis on dividend or interest income, except when it believes that this income will have a favorable influence on the market value of a security.

The Opportunities Fund primarily invests in common stocks and securities convertible into common stocks issued by well-known and established companies and smaller, less well-known companies. However, the Opportunities Fund may also invest in preferred stocks, common stock rights or warrants, depositary receipts or debt securities, if the Adviser believes that they offer opportunities for growth in capital value. The Opportunities Fund may invest a portion of its assets in Rule 144A Securities and may invest a portion of its assets in put options for hedging purposes.

For temporary defensive or emergency purposes, the Opportunities Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Opportunities Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER GOVERNMENT MONEY MARKET FUND

The investment objective of the Government Money Market Fund is to produce current income consistent with preservation of capital and liquidity. To pursue this goal, the Government Money Market Fund will invest exclusively in United States dollar-denominated obligations. The dollar-weighted average maturity of the Government Money Market Fund will not exceed 90 days, and all securities purchased will have a maturity of 397 days or less at the time of acquisition (except for securities underlying certain repurchase agreements and certain variable rate and floating rate instruments). Normally, the Government Money Market Fund will hold securities to maturity but may dispose of any instrument if the Adviser deems the action appropriate because of redemption requirements, reduction in credit quality, a reduction in the instrument's rating, or other reasons. Even though most securities are expected to be held to maturity, the fact that they will have maturities of 397 days or less will result in high portfolio turnover. The Government Money Market Fund seeks to

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
maintain a constant $1.00 per share net asset value, although this cannot be assured.

The Government Money Market Fund will invest in short-term securities issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities. These include issues of the United States Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government which are established under the authority of an Act of Congress. Issues of such agencies and instrumentalities may include, for example, securities issued by the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student Loan Marketing Association. Some of these securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are not full faith and credit obligations of the U.S. Treasury but are supported to a limited extent by the discretionary authority of the U.S. Treasury to make loans to the issuer; and others, such as securities issued by the Federal Home Loan Banks, are sponsored by the U.S. Government but are supported only by the credit of the instrumentality itself. No assurance can be given that the U.S. Government would provide financial support to its sponsored instrumentalities if it is not obligated to do so by law. The Government Money Market Fund will invest in the securities of such an instrumentality only when it is satisfied that the credit risk with respect to such instrumentality is minimal. The Government Money Market Fund does not invest in obligations insured by the Federal Deposit Insurance Corporation.

The Government Money Market Fund may also engage in repurchase agreement transactions, and its investment portfolio may from time to time consist entirely of securities subject to repurchase agreements. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period.

The Government Money Market Fund may enter into repurchase agreements with respect to its portfolio securities with brokers, dealers, and commercial banks, and will engage in such transactions only with institutions included on the Federal Reserve System's list of institutions, commonly referred to as "primary dealers", with whom the Federal Reserve open market desk will do business. Repurchase agreements are considered loans collateralized by the underlying securities. The Government Money Market Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their

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
repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Government Money Market Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Trustees, reviews the credit-worthiness of institutions with whom the Government Money Market Fund enters into repurchase agreements to evaluate these risks, and also monitors the status of repurchase agreements to insure that the value of the collateral equals or exceeds 102% of the amount of the repurchase obligation and in the event of a shortfall takes such action as it deems appropriate (which may include a demand for additional collateral from the selling institution and will include such a demand if the value of the collateral has fallen below 100% of the amount of the repurchase obligation).

This fund may also lend its portfolio securities to brokers, dealers, and financial institutions provided that cash or cash equivalent collateral, or letters of credit to the extent permitted by law, equal to at least 100% of the market value of the securities loaned, is maintained by the borrower. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

Fundamental Investment Policies and Restrictions

The following investment policies and restrictions are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

        1. Each Fund may borrow money from banks of up to 5% of net assets for temporary or emergency purposes, and not for investment leveraging. Each Fund, other than the Government Money Market Fund, may also borrow money or issue senior securities and use such borrowings for investment purposes in amounts up to 33-1/3% of its total assets at the time of a borrowing (including the amounts borrowed), and pledge its assets to the extent required by any lender or holder of senior securities (including purchases of securities on margin). However, as a non-fundamental operating policy, the Board of Trustees has imposed a restriction on such borrowings of not more than 5% of a Fund's total assets.



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             This operating restriction may be changed by the Board of
             Trustees without approval or action by the shareholders of the affected Fund or Funds.

        2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

        3. None of the Funds will invest more than 25% of its total assets in securities issued by companies in the same industry, except that the Utility Fund under normal circumstances will invest at least 65% of its total assets in securities issued by Utilities.

        4. None of the Funds will purchase or sell commodities or commodity contracts.

        5. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that each Fund other than the Utility Fund and the Government Money Market Fund may invest up to 15% of its total assets in securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market.

        6. The Funds will not make loans to other persons, other than loans of portfolio securities. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

        7. None of the Funds other than the Opportunities Fund (for which a similar investment restriction is non-fundamental) will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

        8. The Asset Allocation Fund, Large-Cap Fund, Small-Cap Fund, Utility Fund and Market Neutral Fund may not invest more than 25% of their total assets in Rule 144A Securities. The Government Money Market Fund will not invest in Rule 144A Securities.

        9. None of the Funds will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

        10. The Opportunities Fund may not mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings; this limitation does not prohibit escrow, collateral or margin arrangements in connection with the purchase of put options.

Operating (Non-Fundamental) Investment Policies and Restrictions

The following investment policies and restrictions have been approved by the Board of Trustees as operating policies, which mean that the Board of Trustees may change any or all of these policies without a vote or approval by the shareholders of the Fund or Funds affected by the policy or restriction:

        1. None of the Funds other than the Market Neutral Fund will make short sales of securities unless at the time of such short sale the Fund owns or has the right to acquire, as the result of the ownership of convertible or exchangeable securities or a pending merger or acquisition (and without payment of additional consideration) an approximately equal amount of such securities that it will retain so long as the Fund is in a short position (commonly known as short sales "against the box"). If such a pending merger or acquisition does not occur, or if a Fund disposes of such convertible or exchangeable securities, the Fund will cover the short position at the soonest possible time consistent with prudence. The Market Neutral Fund intends to make short sales even if it does not own or have the right to acquire the underlying security.

        2. The Asset Allocation Fund, Large-Cap Fund, Small-Cap Fund, Utility Fund, Market Neutral Fund and Opportunities Fund may invest up to 5% of total assets in the purchase of put options for hedging purposes only, not for speculative purposes. None of the Funds may sell put nor may they purchase or write ("sell") call options or any combination of put and call options.

        3. The Opportunities Fund does not intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

        4. The Opportunities Fund does not intend to purchase securities on margin, except to the extent that the Fund may make use of leverage (borrowings) and is required to pledge securities as collateral for such borrowings, and except

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
             that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

COMMON INVESTMENT TECHNIQUES AND TYPES OF SECURITIES

The following information contains more detailed information about types of investments in which a Fund may invest, investment strategies that the Adviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

COMMON STOCK. Common stock represents an equity or ownership interest in a company. In the event a company is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

PREFERRED STOCK. Preferred stock is a class of equity or ownership in a company that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of debt securities (such as bonds, notes or debentures) take precedence over the claims of those who own preferred and common stock.

DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities are sold at a discount from their face values. Debt securities include corporate bonds, notes and debentures, debt obligations issued by the U.S. government or its agencies or by state and local governmental authorities, and mortgage and other asset-backed securities issued by certain U.S. governmental agencies.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference

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
between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality debt securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated at least BBB by Moody's Investors Service or the equivalent by Standard & Poor's, or is unrated but considered to be of equivalent quality by the Adviser.

HIGH-RISK, HIGH-YIELD, LOWER-RATED DEBT SECURITIES ("JUNK BONDS"). All of the Funds other than the Government Money Market Fund anticipate that a portion of their assets will be invested in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's that have poor protection of payment of principal and interest. See the Appendix to this Statement of Additional Information for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market has experienced an increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

        * Youth and Growth of High Yield Bond Market. Recently, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

        * Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.

        * Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Funds would have to replace the security, which could result in a decreased return for holders of shares in the Funds. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.

        * Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk bonds may not be as liquid as higher-grade bonds. The ability of a Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the Adviser's research and credit analysis are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may chose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less

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
liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including exploration or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser will be able to anticipate or counter these potential events.

These risks generally are magnified by investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

For the Utility Fund, holdings in foreign securities will be limited to 35% of total assets, including a limit of 10% of total assets in securities primarily traded in the markets of any one country. As operating policies, the Large-Cap Fund and the Small-Cap Fund may invest up to 25% of total assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of the Fund's outstanding voting securities.

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

SECURITIES LENDING. Each of the Funds, other than the Utility Fund and the Government Money Market Fund, may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser. In addition, securities loans will only be made if, in the judgment the Adviser, the consideration to be earned from such loans would justify the risk. The Utility Fund and the Government Money Market Fund may not lend portfolio securities to others.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time; (4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower; and (7) the Board of Trustees makes arrangements to vote or consent with respect to a material event affecting the securities on loan. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

LEVERAGE. As described above, each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the

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
net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing may not exceed the limits established from time to time by the Board of Trustees. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

ILLIQUID INVESTMENTS. Each Fund other than the Government Money Market Fund may invest a portion of assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security, and (v) the nature of the marketplace for trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than the permitted percentage of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities may also be illiquid securities (see above).

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the

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
underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

SECURITIES OF REAL ESTATE INVESTMENT TRUSTS. Each Fund other than the Utility Fund and Government Money Market Fund may invest in equity securities or debt obligations issued by real estate investment trusts ("REITs"). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax

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
and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS.  The Funds may invest in repurchase agreements.
A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market.
In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. As an operating policy, the Funds will not invest in repurchase agreements maturing in more than seven days.

SHORT SALES. The Market Neutral Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through shorts sales. Short sales are transactions in which the Market Neutral Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Market Neutral Fund. To complete such a transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund. Until the security is replaced, the Market Neutral Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Market Neutral Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Market Neutral Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Market Neutral Fund also will incur transaction costs in effecting short sales.

Short sales have certain special risks associated with them. For example, the Market Neutral Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Market Neutral Fund replaces the borrowed security. There can be no assurance that the Market Neutral Fund will be able to close out the position at any particular time or at an acceptable price. The Market Neutral Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Market Neutral Fund may be required to pay in connection with a short sale. Although the Fund's gain is limited to the amount at which it sold a security short, less the price of the borrowed

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
security, the Fund's loss is potentially unlimited, since the price of a security sold short could theoretically rise indefinitely.

Until the Market Neutral Fund replaces a borrowed security in connection with short sales, the Market Neutral Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Asset Allocation Fund, Large-Cap Fund, Small-Cap Fund, Utility Fund, Market Neutral Fund and Opportunities Fund also may make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

PURCHASING PUT OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options can have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts; however, a Fund will only purchase exchange-traded or OTC put options on exchange-traded securities or on recognized securities indices (such as the Standard & Poor's 500 Stock Index) for hedging purposes. The Board of Trustees has approved investments by the Funds only in put options on specific securities or on indices of securities prices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price, which may be higher or lower than the current market price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. A Fund that buys a put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs.)

LIQUIDITY OF OPTIONS. No assurance can be given that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying security's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options also could be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

ASSET COVERAGE FOR OPTIONS POSITIONS. A Fund must comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options by mutual funds, and if the guidelines so require will segregate cash and appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

GENERAL; PORTFOLIO TURNOVER

There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment. Also, at anytime, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, each Fund's portfolio turnover rate is anticipated to be less than 75% per year (150% in the case of the Opportunities Fund). A Fund's portfolio turnover rate will be calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

                      MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Officers and Trustees of the Trust are listed below, together with information regarding their principal business occupations during at least the past five years and their ages. Each of the Trustees of the Trust was elected as a trustee at the inception of the Trust in 1993 and has served continuously since that date. Trustees who are "interested persons" of the Trust, as defined in
Section 2(a)(19) of the 1940 Act, are indicated with an asterisk.

                           POSITION(S)
                            HELD WITH        PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS       THE TRUST        DURING PAST FIVE YEARS
---------------------      -----------       -----------------------
Doug T. Valassis<F*>, 47   Chairman          Chairman and Trustee of the
520 Lake Cook Road         of the            Trust.  Chairman, a
Suite 380                  Board and         Director and Treasurer of
Deerfield, IL 60015        Trustee           the Adviser since 1993.
                                             President of Franklin
                                             Enterprises, Inc., a
                                             private investment firm,
                                             for more than five years.

Eric E. Ryback<F*>, 47     President         President and Trustee of
7711 Carondelet Ave.       and Trustee       the Trust.  President and
Suite 700                                    a Director of the Adviser
St. Louis, MO 63105                          since 1993.

Brian L. Blomquist, 40     Admin. Vice       Executive Vice President of
7711 Carondelet Ave.       President,        Adviser since 1995 and
Suite 700                  Secretary and     Assistant Secretary of
St. Louis, MO 63105        Treasurer         Adviser since 1993.  Vice
                                             President of the Adviser
                                             from 1993 to 1995.

Kenneth E. Puzder, 33      Vice              Financial operations
7711 Carondelet Ave.       President         principal and accounting
St. Louis, MO 63105                          manager of the Adviser
                                             since 1998; Audit manager
                                             with KPMG from 1997 to
                                             1998; Controller of Mills
                                             Group, Inc., a commercial
                                             and residential real estate
                                             group, from 1990 to 1997;
                                             Financial operations
                                             principal of The B. Mills
                                             Corporation, an introducing
                                             broker, from 1993 to 1997.

Robert L. Byman, 53        Trustee           Partner in the law firm of
Jenner & Block                               Jenner & Block, Chicago,
One IBM Place                                Illinois, for more than
Chicago, IL 60611                            five years.


                              24


Terrence P. Fitzgerald, 44    Trustee        Vice President, Development
2407 Stryker Avenue                          Director, The Mills
Vienna, VA 22181                             Corporation, since 1996.
                                             Senior counsel, The May
                                             Department Stores from 1993
                                             until 1995.

Marc P. Hartstein, 46         Trustee        Director--Industry
3 Middlebrook Lane                           Development of Anheuser-
St. Louis, MO 63141                          Busch, Inc.  Also owns Hart
                                             Communications, a research
                                             strategic planning and
                                             image development firm.

Peter S. Horos, 50            Trustee        Investment Manager,
All State                                    Allstate Life Insurance
3075 Sanders Road                            Company, Northbrook,
Northbrook, IL 60062                         Illinois, for more than
                                             five years.

Donald J. Murphy, 56          Trustee        President of Murcom
141 Jackson Blvd.                            Financial, Ltd., a private
Chicago, IL  60604                           investment firm, for more
                                             than five years.

Dennis P. Nash, 48            Trustee        Vice President, Nellis Feed
Nellis Feed Company                          Company, a feed ingredient
899 Skokie Blvd.                             broker, for more than five
Northbrook, IL 60062                         years.


The Board of Trustees has established an Audit Committee comprised of all Trustees who are not "interested persons" of the Trust, and Mr. Murphy is the Chairperson of this Committee. The principal responsibilities of the Audit Committee are to recommend to the Board the selection, retention or termination of independent auditors, review the compensation paid to the independent auditors and the terms of their engagement, review the arrangements for and scope of the annual audit of the Trust's financial statements and consider the adequacy of the Trust's internal controls to provide reasonable assurance that its financial statements are presented fairly and in conformity with generally accepted accounting principles.


COMPENSATION

During the fiscal year ended June 30, 1999, Trustees of Lindner
Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:

                                                   AGGREGATE REMUNERATION
      NAME AND CAPACITY IN WHICH                   RECEIVED FROM THE TRUST
      REMUNERATION WAS RECEIVED                   WITH RESPECT TO ALL FUNDS
      --------------------------                  -------------------------
      Robert L. Byman, Trustee                             $12,125
      Terrence P. Fitzgerald, Trustee                       12,125
      Marc P. Hartstein, Trustee                            12,125
      Peter S. Horos, Trustee                               10,900
      Donald J. Murphy, Trustee                             12,125
      Dennis P. Nash, Trustee                               12,125
      Eric E. Ryback, Trustee and President                      0
      Doug T. Valassis, Trustee and Chairman                     0

There are no pension or retirement benefit plans or programs in effect for Trustees of the Trust. No officers of the Trust receive any remuneration from the Trust.

CODE OF ETHICS

Officers, directors and employees of the Adviser are permitted to engage in personal securities transactions (including securities that may be purchased or held by the Funds), subject to the Trust's Code of Ethics (the "Ethics Code"). The Ethics Code restricts certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions to the Adviser's Vice President - Operations (or his designee), and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, Trustees and all Investment Managers (e.g. portfolio managers, securities analysts and traders) of the Trust from purchasing or selling any security that the officer, director or employee knows or believes is being considered for purchase or sale by any series of the Trust, or is being purchased of sold by any series of the Trust. The Ethics Code also prohibits each Investment Manager from (i) purchasing or selling any security within seven calendar days of the purchase or sale of the security by any series of the Trust, including the Fund for which the Investment Manager manages,
(ii) engaging in short-term trading (a purchase and sale or vice-versa within 60 days), (iii) purchasing securities for his own account during an initial or secondary public offering, (iv) purchasing securities in a private placement by a publicly-owned company without prior approval by the Adviser's Vice President - Operations, or (v) purchasing or selling any security for his own account without prior approval of the Adviser's Vice President - Operations. Any profit realized in these prohibited transactions must be paid over to the Trust. Officers, Trustees and Investment Managers are required to direct their broker to forward duplicate copies of all trade confirmations and periodic account statements to the Adviser's Vice President - Operations. All officers, Trustees and Investment Managers are also required to disclose all securities beneficially owned by them on December 31 of each year. The Trust's Adviser has adopted substantially the same code.

        CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The shares of each Fund other than the Government Money Market Fund and Opportunities Fund are divided into two Classes. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as to any matter that affects only one Class of shares or as otherwise required by law. Only holders of Institutional Shares will be entitled to vote on matters relating to the Trust's Distribution Plan for that class of shares.

At September 30, 1999, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at September 30, 1999, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust.

At September 30, 1999, the officers and Trustees of the Trust, as a group, owned the following amounts of shares in each Fund:

                                               NO. OF
      NAME OF FUND                             SHARES                    % OF TOTAL
      ------------                             ------                    ----------
      Lindner Asset Allocation Fund
         Investor Shares                     110,958 shs.                   0.37%
         Institutional Shares                      0 shs.                   0.00%
      Lindner Large-Cap Fund--
         Investor Shares                     146,176 shs.                   0.59%
         Institutional Shares                      0 shs.                   0.00%
      Lindner Small-Cap Fund
         Investor Shares                     123,414 shs.                   3.39%
         Institutional Shares                      0 shs.                   0.00%
      Lindner Utility Fund
         Investor Shares                      13,289 shs.                   0.76%
         Institutional Shares                      0 shs.                   0.00%
      Lindner Market Neutral Fund
         Investor Shares                       7,435 shs.                   0.26%
         Institutional Shares                      0 shs.                   0.00%
      Lindner Government Money Market Fund
         Investor Shares                     466,817 shs.                  16.24%

As of October 15, 1999, shares of the Opportunities Fund were held by a group of its initial investors, all of whom are considered control persons. As of October 15, 1999, Doug T. Valassis owned 83% of the Fund's shares and Robert L. Byman and Donald J. Murphy each owned 8.3% of the Fund's shares.

               INVESTMENT ADVISORY AND OTHER SERVICES

CONTROLLING PERSONS

The Funds' Adviser, Lindner Asset Management, Inc., is controlled by The George F. Valassis Stock Trust and other trusts established for the benefit of Mr. Valassis's family members (collectively, the "Valassis Trusts"), which as of June 30, 1999, held 52% of the voting securities of the Adviser. Doug T. Valassis is a co-Trustee of the Valassis Trusts and serves as the Chairman of the Board of Directors of the Trust and the Adviser. The other co-Trustees of the Valassis Trusts are Edward W. Elliott, Jr., and D. Craig Valassis, the brother of Doug T. Valassis. Mr. Doug Valassis and Mr. Elliot each also individually own 6.5% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

SERVICES PROVIDED BY ADVISER

Under the Advisory Contracts and the Administration Agreements, the Adviser provides each Fund with investment advisory services, office space, and personnel, and pays the salaries and fees of the Trust's officers and Trustees who are "interested persons" of the Trust and all personnel rendering clerical services relating to the investments of each Fund. The Adviser also pays all promotional expenses of the Trust, including the printing and mailing of the prospectus to people who are not current shareholders. The Trust pays all other costs and expenses including interest, taxes, fees of Trustees who are not "interested persons" of the Trust, other fees and commissions, expenses directly related to the issuance and redemption of shares (including expenses of registering or qualifying shares for sale in each state), charges of custodians, transfer agents, and registrars, the costs of printing and mailing reports and notices to shareholders, auditing services and legal services, and other expenses not expressly assumed by the Adviser.

INVESTMENT COMMITTEE; PORTFOLIO MANAGER

Since April 1999, portfolio investments for all of the Asset Allocation Fund, the Large-Cap Fund, the Small-Cap Fund, the Utility Fund and the Market Neutral Fund are being managed by an Investment Committee established by the Lindner Management Board of Directors. No one person is primarily responsible for making investment recommendations to this Investment Committee. The present members of the Investment Committee are Doug T. Valassis, Eric E. Ryback and Mark T. Finn. Mr. Valassis has been the Chairman and a Trustee of the Trust since its inception in 1992, a director and the Treasurer of the Adviser since its inception in 1993, and President of Franklin Enterprises, Inc., a private investment firm, for more than five years. Mr. Ryback has been President and a Trustee of the Trust since its inception in 1992 and President and a Director of the Adviser since its inception in 1993. Mr. Finn has been the Vice Chairman and Chief Operating Officer of the Adviser since March 1999 and has also been the Chairman of Vantage Consulting Group, Inc., an investment consulting firm and a registered investment adviser, for more than five years. He also serves as a Trustee for CitiFunds, a family of mutual funds sponsored by Citibank, N.A. Mr. Finn also serves as the portfolio manager for the Opportunities Fund.

ADVISER COMPENSATION

ASSET ALLOCATION FUND

The Advisory Contract for the Asset Allocation Fund requires payment of a quarterly fee to the Adviser at the annualized rate of 7/10 of 1% of the average net assets of the Asset Allocation Fund not in excess of $50 million, 6/10 of 1% of the Asset Allocation Fund's average net assets in excess of $50 million and up to $200 million and 5/10 of 1% of the Asset Allocation Fund's average net assets in excess of $200 million. For purposes of computing the quarterly fee, the Asset

Allocation Fund's average net assets are calculated by dividing the sum of the Asset Allocation Fund's net assets at the beginning and end of each month in the fiscal quarter by six.

LARGE-CAP FUND

The Advisory Contract for the Large-Cap Fund requires payment of a basic fee to the Adviser of 0.7% per annum of the first $50 million of average net assets of the Large-Cap Fund, plus 0.6% of the next $350 million and 0.5% of the excess over $400 million, subject to increase or decrease (performance bonus or penalty) depending on the Large-Cap Fund's investment performance compared with the investment record of the Russell 2000 Index. Investment performance of the Large-Cap Fund means the sum of the change in its net asset value during the fiscal year and the value of dividends and capital gains distributions per share accumulated to the end of the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Large-Cap Fund and the investment record of the Index, distributions of realized capital gains by the Large-Cap Fund, dividends paid by the Large-Cap Fund out of its investment income, and all cash distributions of the Companies whose stocks comprise the Russell 2000 Index, are treated as reinvested.

                            FEE SCHEDULE FOR LARGE-CAP FUND

      IF THE LARGE-CAP FUND'S               FIRST $50         NEXT $350        EXCESS OVER
      PERFORMANCE EXCEEDS THE                MILLION           MILLION         $400 MILLION
      INDEX BY:                             OF ASSETS         OF ASSETS         OF ASSETS
                                            ---------         ---------        ------------
      more than 12%                            0.9%              0.8%              0.7%
      more than 6% but less than 12%           0.8%              0.7%              0.6%
      less than 6%                             0.7%              0.6%              0.5%
      IF THE LARGE-CAP FUND'S
      PERFORMANCE FALLS BELOW
      THE INDEX BY:
      less that 6%                             0.7%              0.6%              0.5%
      more than 6% but less that 12%           0.6%              0.5%              0.4%
      more than 12%                            0.5%              0.4%              0.3%

The maximum fee possible, assuming maximum performance, is 0.9% of the first $50 million of average net assets, 0.8% of the next $350 million, and 0.7% of the excess over $400 million. The smallest fee possible, assuming poorest performance, is 0.5% of the first $50 million of average net assets, 0.4% of the next $350 million, and 0.3% of the excess over $400 million. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Large-Cap Fund of at least 6%, or (2) there may be no change in the net asset value per share of the Large-Cap Fund, if there is an increase or decrease in the Index of at least 6%. The

Large-Cap Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 1/10 of 1% of average net assets toward the annual fee, subject to the foregoing expense limitation applied on a quarterly basis; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Large-Cap Fund's fiscal year.

For both the Asset Allocation Fund and the Large-Cap Fund, the Adviser is required to reimburse the Fund for any excess of annual operating and management expenses, exclusive of taxes and interest but including the Adviser's compensation, over 1-1/2% of the first $30,000,000 of the Fund's average net assets plus 1% of average net assets in excess of $30,000,000 for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

SMALL-CAP AND UTILITY FUNDS

The Advisory Contract for the Small-Cap Fund and the Utility Fund requires payment of a monthly fee to the Adviser equal to 1/12th of the sum of the products obtained by multiplying (i) the average daily net assets of each Fund not in excess of $50,000,000 by 0.7%; the average daily net assets of the applicable Fund in excess of $50,000,000 but not in excess of $200,000,000 by 0.6%; and the average daily net assets of the applicable Fund in excess of $200,000,000 by 0.5%. For purposes of these calculations, daily net assets of each Fund are averaged for each calendar month.

MARKET NEUTRAL FUND

The Advisory Contract for the Market Neutral Fund requires payment of a fee to the Adviser at the annual rate of 1.0% of the average daily net assets of this Fund, calculated and paid on a monthly basis.

OPPORTUNITIES FUND

The Advisory Contract for the Opportunities Fund requires payment of a basic fee to the Adviser of 0.9% per annum, subject to increase or decrease (performance bonus or penalty) depending on the Opportunities Fund's investment performance compared with the investment record of the Standard & Poor's 500 Index. Investment performance of the Fund means the sum of the change in its net asset value during the fiscal year, expressed as a percentage of net asset value per share at the beginning of the fiscal year. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains by the Fund, dividends paid by the Fund out of its investment income, and all cash distributions of the companies whose stocks comprise the Standard & Poor's 500 Index, are treated as reinvested.

                FEE SCHEDULE FOR OPPORTUNITIES FUND

      IF THE OPPORTUNITIES FUND'S
      PERFORMANCE EXCEEDS THE                    BASIC FEE IS
      INDEX BY:                                  INCREASED BY
      ---------                                  ------------

      less than 6%                                   0.0%
            more than 6% but less than 12%           0.1%
            more than 12%                            0.2%

      IF THE OPPORTUNITIES FUND'S
      PERFORMANCE FALLS BELOW THE                BASIC FEE IS
      INDEX BY:                                  DECREASED BY
      ---------                                  ------------

      less than 6%                                   0.0%
            more than 6% but less than 12%           0.1%
            more than 12%                            0.2%

The maximum fee possible, assuming maximum performance, is 1.1% of average net assets, while the lowest fee possible, assuming poorest performance, is 0.7% of average net assets. The basic fee may be increased or decreased, in accordance with the foregoing formula, during a particular year despite the fact that (1) there may be no change in the Index, if there is an increase or decrease in the net asset value per share of the Opportunities Fund of more than 6%, or (2) there may be no change in the net asset value per share of the Opportunities Fund, if there is an increase or decrease in the Index of more than 6%. The Fund's average net assets is the sum of the net assets exclusive of any accrued performance bonus or penalty at the beginning and end of each month of the fiscal year, divided by twenty-four. In partial payment of amounts so accrued, the Adviser is entitled to receive quarterly installments of 0.1% of average net assets toward the annual fee; the excess, if any, of the annual fee over the quarterly installments is payable annually, within thirty days after receipt of the Accountant's Report for the Opportunities Fund's fiscal year.

GOVERNMENT MONEY MARKET FUND

The Advisory Contract for the Government Money Market Fund requires payment of a fee to the Adviser that is computed daily and payable monthly at the annual rate of 0.15% of the Government Money Market Fund's average daily net assets.

Under each Advisory Contract for the Small-Cap, Utility, Market Neutral and Government Money Market Funds, the Adviser is required to reimburse each Fund for any excess of annual operating and management expenses relating to each Fund, exclusive of taxes and interest but including the Adviser's compensation, over the most stringent expense limitation imposed by state law or regulation for any fiscal year. Any excess over the expense limitation is paid by the Adviser monthly.

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 1999, 1998 and 1997. No expense reimbursement has been required of the Adviser for these years for the Funds shown.

                                                           FISCAL YEAR ENDED JUNE 30,
                                               ----------------------------------------------
      FUND NAME                                   1999              1998              1997
      ---------                                   ----              ----              ----
      Lindner Asset Allocation Fund            $5,949,294        $9,220,306       $11,332,992
      Lindner Large-Cap Fund<F1>                2,270,334         4,500,581         4,861,169
      Lindner Small-Cap Fund                      284,515           315,917           110,953
      Lindner Utility Fund                        209,232           313,257           271,898
      Lindner Market Neutral Fund                 242,692           443,278           805,475
      Lindner Government Money Market Fund         72,541            61,946            54,669<F2>
      Linder International Fund                    15,087            37,849            25,886<F3>
      Lindner High Yield Fund                       3,159             2,025<F4>           n/a

      _________
      <F1> For the fiscal year ended June 30, 1999, the performance index used to calculate the advisory fee payable to the Adviser by the Large-Cap Fund was the Russell 2000 Composite Index. For the fiscal years ended June 30, 1998 and 1997, the performance index used to calculate such advisory fee was the Standard & Poor's 500 Stock Composite Index. Also, during fiscal years 1999, 1998 and 1997, the Adviser's fee was reduced by a performance penalty of $1,213,486, $2,700,692 and $2,939,360, respectively.
      <F2> July 6, 1996 to June 30, 1997.
      <F3> Net of expense reimbursement.
      <F4> April 13, 1998 to June 30, 1998.

SUBADVISER (GOVERNMENT MONEY MARKET FUND)

The Adviser has entered into a Subadvisory Agreement with Firstar Bank, N.A. (the "Subadviser"), a national banking association. Under the Subadvisory Agreement, it is the responsibility of the Subadviser to make investment decisions for the Government Money Market Fund and to place the purchase and sale orders for the portfolio transactions of that fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust. As compensation for these services, the Adviser pays a fee to the Subadviser that is computed daily and payable monthly, at an annual rate of 0.10% of the first $250,000,000 of the Fund's average net assets and at an annual rate of 0.08% of the Government Money Market Fund's assets in excess of $250,000,000. The Subadviser was founded in 1853 and is the largest bank and trust organization of Firstar Corporation. Firstar Bank's expertise in trust administration, investments and estate planning makes it one of the leading trust institutions in Ohio. Firstar Bank has managed common trust funds since 1957. As of March 31, 1999, Firstar Bank also managed 20 mutual funds having a market value in excess of $2.7 billion. As a part of its regular banking operations, Firstar Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Firstar Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Government Money Market Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.

EFFECT OF BANKING LAWS. The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the federal Bank Holding Company Act of 1956, as amended, or any affiliate of such a bank holding company, from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a bank holding company or its affiliates from acting as an investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such an investment company as agent for and upon the order of their customers. The Subadviser is subject to such laws and regulations.

The Subadviser believes that it may perform subadvisory services for the Government Money Market Fund without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state laws and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of laws and regulations, could prevent the Subadviser from continuing to perform all or a part of these services. In such event, changes in the operations of the Government Money Market Fund may occur, and the Board of Trustees of the Trust would then consider alternative arrangements with another subadviser and other means of continuing available investment services.

TRANSFER AGENT

Pursuant to the Agency Agreements, Lindner Management maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. Lindner Management also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. Effective December 1, 1998, as compensation for these services, Lindner Management is paid a fee of $11.00 per shareholder account per year for each Fund other than the Government Money Market Fund, and is paid a fee of $10.00 per shareholder account per year in the case of the Government Money Market Fund. These agreements permit Lindner Management to engage the services of sub-agents that may be required to facilitate the distribution of shares and record keeping for shareholder accounts maintained in "street name" with brokers, and Lindner Management has entered into a sub-transfer agency agreement with State Street Bank and Trust Company for such services. The fees and expenses of State Street Bank and Trust Company are paid by the Trust. The following table summarizes the fees paid by the Funds under the Agency Agreement during the fiscal years ended June 30, 1999, 1998 and 1997, except as noted:

                                                          FISCAL YEAR ENDED JUNE 30,
                                                 --------------------------------------------
      FUND NAME                                    1999              1998              1997
      ---------                                    ----              ----              ----
      Lindner Asset Allocation Fund              $432,741          $534,860          $680,117
      Lindner Large-Cap Fund                      287,094           398,720           468,020
      Lindner Small-Cap Fund                       24,373            19,377             7,159
      Lindner Utility Fund                         17,447            20,962            20,099
      Lindner Market Neutral Fund                  14,179            18,668            23,692
      Lindner Government Money Market Fund         15,575            11,899             9,217<F1>
      Linder International Fund                     2,543             3,303             2,190
      Linder High-Yield Bond Fund                   2,183               385<F2>           n/a

      _______
      <F1> July 6, 1996 to June 30, 1997.
      <F2> April 13, 1998 to June 30, 1998.

ADMINISTRATOR

Lindner Management is the administrator of the Government Money Market Fund and Opportunities Fund and as such it administers those Funds' corporate affairs. The Administrative Services Agreement for the Government Money Market Fund provides for compensation to Lindner Management equal to 0.20% per year of the Fund's average daily net assets. The following table summarizes the administrative fees paid by the Government Money Market Fund to Lindner Management during the fiscal years ended June 30, 1999, 1998 and 1997.

                                                         FISCAL YEAR ENDED JUNE 30,
                                                  ----------------------------------------
      FUND NAME                                    1999              1998           1997
      ---------                                    ----              ----           ----
      Lindner Government Money Market Fund        $86,008           $76,421        $72,892<F1>
      Linder High-Yield Bond Fund                       0               506<F2>        n/a

      _________
      <F1> July 6, 1996 to June 30, 1997.
      <F2> April 13, 1998 to June 30, 1998.

Under the Administration Agreement relating to the Opportunities Fund, Lindner Management provides the Fund with office facilities and personnel, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. Lindner Management also assists in the preparation of reports to shareholders, prepares proxy statements, makes filings with the Securities and Exchange Commission and state securities authorities and performs certain budgeting and financial reporting and compliance monitoring activities. For these administrative services, the Fund pays Lindner Management a monthly administration fee equal to 1/12 of 0.15% of the average daily net assets of the Fund. Because the Opportunities Fund only commenced operations on October 12, 1999, no fees have been paid.

Each of the Government Money Market Fund and Opportunities Fund pays all of its other costs and expenses including interest, taxes, fees of Trustees who are not interested persons of the Trust, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by Lindner Management as the administrator.

Each of the Advisory Contracts, Agency Agreements and the Administration Agreements may be terminated by the Funds or Lindner Management upon 60 days' notice, and that may be terminated immediately by the Trust for cause, as defined in each Agreement. Each Agreement also provides that after an initial two-year period, it will automatically terminate if it
(1) is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees upon the annual renewal date of the Agreement, or (2) is assigned in whole or in part by Lindner Management. If any Agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar arrangement with an unrelated party upon such terms and conditions as can be obtained at that time.

DISTRIBUTION AND SERVICE PLAN

THIS SECTION RELATES ONLY TO THE INSTITUTIONAL SHARES OF EACH FUND OTHER THAN THE GOVERNMENT MONEY MARKET FUND AND OPPORTUNITIES FUND. On behalf of the Institutional Shares of each Fund, the Trust has adopted a Distribution and Service Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Distribution Plan provides that Institutional Shares of a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Institutional Shares for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amount to Lindner Management on behalf of Institutional Shares distributed by or through broker-dealers, financial institutions and other organizations which have entered into written agreements with the Trust or Lindner Management in order to enable Lindner Management to pay to such other organizations a maintenance, service or other fee, at such intervals as Lindner Management may determine. Such payments will be made to such other organizations for continuing services to their clients or to the beneficial owners of Institutional Shares based on the average daily net asset value of Institutional Shares held in such accounts remaining outstanding on the books of a Fund for specified periods. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include assistance in advertising and marketing of Institutional Shares, aggregating and processing purchase, exchange and redemption requests for Institutional Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to Institutional Shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The Distribution Plan was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The most recent approval of the continuation of the Distribution Plan was in March 1999. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all Institutional Shares of each Fund. The Distribution Plan may be terminated with respect to any or all Funds at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of Institutional Shares of the affected Fund. The following table summarizes the fees paid by Institutional Shares of each Fund under the Distribution Plan during the fiscal years ended June 30, 1997, 1998 and 1999.

                                                           FISCAL YEAR ENDED JUNE 30,
                                                   ------------------------------------------
      FUND NAME                                     1999              1998              1997
      ---------                                     ----              ----              ----
      Lindner Asset Allocation Fund                $6,156            $6,211            $2,158
      Lindner Large-Cap Fund                          646             1,741                 0
      Lindner Small-Cap Fund                        1,349               469                 0
      Lindner Utility Fund                              5                82               117
      Lindner Market Neutral Fund                       0               400             3,276
      Linder International Fund                         0                 0                 0
      Linder High-Yield Bond Fund                       0                 0                 0

CUSTODIANS AND INDEPENDENT AUDITORS

Firstar Bank, N.A. ("Firstar Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. Firstar Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with Firstar Bank. For the fiscal year ended June 30, 1999, custodial fees for each Fund were reduced by the following amounts due to this arrangement: Lindner Asset Allocation Fund--$39,481; Lindner Large-Cap Fund--$19,393; Lindner Small-Cap Fund--$1,444; Lindner Utility Fund-- $1,038; Lindner Market Neutral Fund--$692; and Lindner Government Money Market Fund--$1,786.

The Chase Manhattan Bank ("Chase"), 4 Chase MetroTech, 18th Floor, Brooklyn, NY 11245, serves as the Funds' custodian of foreign securities and precious metals. Chase charges custodian fees on a sliding scale depending on the countries in which each Fund is invested. The fees include transaction charges ranging from $30 to $125 plus safekeeping fees ranging from 10/100 of 1% to 42/100 of 1% per annum, based upon the portfolio market value of foreign securities in each country as of the close of business on the last business day of each quarter. Precious metal safekeeping charges are based on the amount being stored, while charges for options and futures contracts are made on a per transaction basis.

Deloitte & Touche LLP, independent auditors, One City Centre, St. Louis, Missouri 63101, audits the Funds' annual financial statements.

                        BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser. Such decisions are made for the Adviser by its Vice Chairman and Chief Operating Officer and its trading department. In the allocation of such orders and the resulting commissions, the following factors are considered:

        * The Adviser's past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;
        * The services furnished by the broker in providing price quotations;
        * The allocation to the Funds of desired underwritten securities;
        * The part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention and providing information, research and analysis with respect thereto;
        * Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and
        *    Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the Adviser's activities and facilities, but does not reduce its expenses. Advice provided by brokers may be used by the Adviser is servicing clients other than the Fund.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

During the fiscal year ended June 30, 1999, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:

                                               COMMISSIONS
      FUND NAME                                   PAID         TRANSACTIONS
      ---------                                -----------     ------------

      Lindner Asset Allocation Fund            $1,356,756      $756,894,740
      Lindner Large-Cap Fund                    2,140,571       694,497,336
      Lindner Small-Cap Fund                      204,865        44,508,772
      Lindner Utility Fund                        155,679        61,126,222
      Lindner Market Neutral Fund                 177,196        40,293,821
      Lindner Government Money Market Fund              0               n/a

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 1999:

                                                         FISCAL YEAR ENDED JUNE 30,
                                               ----------------------------------------------
      FUND NAME                                   1999              1998              1997
      ---------                                   ----              ----              ----
      Lindner Asset Allocation Fund            $1,394,388        $3,300,117        $2,846,295
      Lindner Large-Cap Fund                    2,494,626         3,505,598         2,651,802
      Lindner Small-Cap Fund                      204,865            93,125            58,600
      Lindner Utility Fund                        158,282           160,053           126,671
      Lindner Market Neutral Fund                 178,287           270,049           934,411
      Lindner Government Money Market Fund              0                 0                 0

           PURCHASE, REDEMPTION AND PRICING OF SECURITIES

As stated in the Prospectus, the Adviser determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.

Set forth below is a specimen price make-up sheet showing, as of June 30, 1999, the computation of total offering price per share of Investor Shares and Institutional Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

                  SPECIMEN PRICE MAKE-UP SHEET -- JUNE 30, 1999

                                                 ASSET ALLOCATION    LARGE-CAP       SMALL-CAP
                                                       FUND             FUND            FUND
                                                 ----------------    ---------       ---------
Securities at market                               $766,395,810     $435,333,944    $38,651,949
Cash and other assets, including accrued income      12,624,701        9,989,222      1,653,594
                                                   ------------     ------------    -----------
Total assets                                        779,020,511      445,323,166     40,305,543
Liabilities, including accrued expenses               6,868,039       11,602,243        769,708
                                                   ------------     ------------    -----------
  Net assets                                       $772,152,472     $433,720,923    $39,535,835
                                                   ============     ============    ===========

Net asset value--
Investor shares:
  Net assets                                       $768,009,504     $433,535,961    $37,904,782
  Number of shares outstanding                       32,676,139       26,860,513      4,704,942
  Per share                                              $23.50           $16.14          $8.06
Institutional shares:
  Net assets                                         $4,412,968         $184,962     $1,631,053
  Number of shares outstanding                          176,955           11,544        202,930
  Per share                                              $23.41           $16.02          $8.04

                                                      UTILITY      MARKET NEUTRAL GOVERNMENT MONEY
                                                        FUND            FUND        MARKET FUND
                                                      -------      -------------- ----------------
Securities at market                                $26,153,218      $15,214,671    $43,615,493
Cash and other assets, including accrued income         229,470        7,152,495        507,387
                                                    -----------      -----------    -----------
Total assets                                         26,382,688       22,367,166     44,122,880
Liabilities, including accrued expenses                  41,040        4,164,834        119,794
                                                    -----------      -----------    -----------
   Net assets                                       $26,341,648      $18,202,332    $44,003,086
                                                    ===========      ===========    ===========

Net asset value--
Investor shares:
  Net assets                                        $26,341,452      $18,202,222    $44,003,086
  Number of shares outstanding                        1,778,283        3,181,938     44,003,086
  Per share                                              $14.81            $5.72          $1.00
Institutional shares:
  Net assets                                               $196             $110            n/a
  Number of shares outstanding                               13               18            n/a
  Per share                                              $14.96            $6.09            n/a

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Adviser in accordance with procedures and policies approved by the Board of Trustees of Lindner Investments, based upon such factors as are deemed relevant by the Adviser under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, the Government Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as are necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PERFORMANCE INFORMATION

ALL FUNDS OTHER THAN GOVERNMENT MONEY MARKET FUND

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:

                         P(1+T)n  = ERV

             where:
             P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years (as a power)
             ERV= ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads payable by all shareholders that could affect their calculations of average annual total return.

The total return for Investor Shares and Institutional Shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown. Because the Opportunities Fund only commenced operations on October 12, 1999, no performance data is available for it.

                                                  INVESTOR SHARES
                                            AVERAGE ANNUAL TOTAL RETURN--
                                           FISCAL YEAR ENDED JUNE 30, 1999

                                                                                                        SINCE
      FUND NAME                                    1 YEAR            5 YEARS          10 YEARS        INCEPTION
      ---------                                    ------            -------          --------        ---------
      Lindner Asset Allocation Fund                -5.57%             8.88%             9.80%           n/a
      Lindner Large-Cap Fund                      -13.66%            10.93%             7.60%           n/a
      Lindner Small-Cap Fund                        0.11%            15.68%              n/a          13.46%<F1>
      Lindner Utility Fund                          8.62%            16.92%              n/a          14.67%<F2>
      Lindner Market Neutral Fund                   4.29%            -1.12%              n/a          -0.60%<F3>

     _________
     <F1>  For the period January 24, 1994 to June 30, 1999
     <F2>  For the period October 4, 1993 to June 30, 1999
     <F3>  For the period February 11, 1994 to June 30, 1999

                                                INSTITUTIONAL SHARES
                                            AVERAGE ANNUAL TOTAL RETURN--
                                           FISCAL YEAR ENDED JUNE 30, 1999

                                                                                                       SINCE
      FUND NAME                                    1 YEAR             5 YEARS          10 YEARS      INCEPTION
      ---------                                    ------             -------          --------      ---------
      Lindner Asset Allocation Fund                -5.74%               n/a               n/a          5.88%<F1>
      Lindner Large-Cap Fund                      -14.01%               n/a               n/a         -0.23%<F2>
      Lindner Small-Cap Fund                       -0.07%               n/a               n/a         13.28%<F3>
      Lindner Utility Fund                          7.99%               n/a               n/a         14.23%<F4>
      Lindner Market Neutral Fund                   4.03%               n/a               n/a         -8.46%<F5>

      _________
      <F1>  For the period July 9, 1996 to June 30, 1999
      <F2>  For the period July 12, 1996 to June 30, 1999
      <F3>  For the period November 1, 1996 to June 30, 1999
      <F4>  For the period October 31, 1996 to June 30, 1999
      <F5>  For the period July 11, 1996 to June 30, 1999

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.


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
The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

The yield on the Government Money Market Fund based on the seven days ended on December 31, 1998 was 4.50%, while the effective yield during the same period was 4.61%.

                        FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of each series of Lindner Investments, which are contained in the Lindner Investments Annual Report to Shareholders for the period ended June 30, 1999, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish copies of such Annual Report to Shareholders, without charge, upon request made to the Secretary of Lindner Investments, 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105 (telephone: 800-995-7777).



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                       CERTAIN OTHER MATTERS

LIABILITY OF TRUSTEES AND OTHERS

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

DESCRIPTION OF SERIES AND SHARES

The Trust was organized under Massachusetts law on July 20, 1993 pursuant to a Declaration of Trust that permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to create an unlimited number of series of shares and an unlimited number of classes of shares within any particular series of shares. The proceeds from the sale of each series of shares will be invested in a separate portfolio of securities.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the



                              44

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
class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees object to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Advisory Contracts, the Administration Agreements, or the Agency Agreements, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.


REGISTRATION STATEMENT

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration
Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration
Statement and such omitted items. The address of this site is http://www.sec.gov.



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
Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.




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               APPENDIX--DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES, A DIVISION OF THE MCGRAW-HILL
COMPANIES, INC. ("S&P")
BOND RATING DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATING DEFINITIONS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are


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generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


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